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                            HOTCHKIS AND WILEY FUNDS
                            SUPPLEMENT TO PROSPECTUS
                             DATED AUGUST 29, 1997

NAME CHANGE -- BALANCED INCOME FUND

The Trustees have approved a change in the name of the Balanced Income Fund to the Balanced Fund, effective December 1, 1997.

HOW TO PURCHASE, HOW TO REDEEM AND HOW TO EXCHANGE SHARES

The Funds will price purchase, exchange and redemption orders for Fund shares at the net asset value next determined after the transaction request is received in good order by the Transfer Agent or an authorized financial institution or its sub-delegate.

December 1, 1997